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                                                                   EXHIBIT 99.9

                        GORGES/QUIK-TO-FIX FOODS, INC.

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS
                  11 1/2% SENIOR SUBORDINATED NOTES DUE 2006

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated    , 1997 (the "Prospectus") of
Gorges/Quik-to-Fix Foods, Inc. (the "Issuer") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for the 11 1/2% Senior Subordinated Notes due 2006 issued pursuant to an Offering Memorandum dated
   , 1996 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Initial Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

         TO: IBJ SCHRODER BANK & TRUST COMPANY (THE "EXCHANGE AGENT")

                                 By Facsimile:
                                (212) 858-2611
                Attention: Reorganization Operations Department

                           Confirm by telephone to:
                                (212) 858-2103
                Attention: Reorganization Operations Department

                      By Hand/Overnight Courier Service:
                       IBJ Schroder Bank & Trust Company
                               One State Street
                           New York, New York 10004
                   Attention: Securities Processing Window,
                             Subcellar One, (SC-1)

                       By Registered or Certified Mail:
                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                Attention: Reorganization Operations Department

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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  Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                        Sign Here

Principal Amount of Initial Notes
Tendered ________________________         Signature(s) ________________________

                                          _____________________________________

Certificate Nos.                          Please Print the Following
                                           Information

(if available) __________________         Name(s) _____________________________
                                          _____________________________________

Total Principal Amount                    Address _____________________________
 Represented by Initial Note
 Certificate(s) _________________

                                          _____________________________________

                                          Area Code and Tel. No(s). ___________

                                          _____________________________________

Account Number __________________

Dated: ____________________, 199
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                                   GUARANTEE

  The undersigned, a member of a recognized signature guarantee medallion program or is otherwise an "eligible guarantor institution" within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, will be made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                          _____________________________________
                                                      Name of Firm

                                          _____________________________________
                                                  Authorized Signature

                                          _____________________________________
                                              Number and Street or P.O. Box

                                          _____________________________________
                                          City          State          Zip Code

                                          _____________________________________
                                                 Area Code and Tel. No.

Dated: ____________________, 199

  DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.